UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 29, 2017

GIGAMON INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35957	26-3963351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Olcott Street

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 831-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 29, 2017, Gigamon Inc. (“Gigamon”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders and proxies representing 29,999,751 shares of Gigamon’s common stock, or approximately 81.64% of the total shares entitled to vote, were present and voted on the following four proposals, each of which is described in more detail in Gigamon’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 19, 2017:

Proposal One – Election of Directors. The following nominees were elected as Class I directors to serve until the 2020 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Arthur W. Coviello, Jr.	23,915,160	740,277	5,344,314
Paul J. Milbury	23,909,268	746,169	5,344,314
Michael C. Ruettgers	22,456,789	2,198,648	5,344,314
Dario Zamarian	23,090,556	1,564,881	5,344,314

Gigamon’s Board of Directors is comprised of ten members who are divided into three classes with overlapping three-year terms. The term of Gigamon’s Class II directors, Ted C. Ho, Corey M. Mulloy and Robert E. Switz, will expire at the 2018 annual meeting of stockholders. The term of Gigamon’s Class III directors, Joan A. Dempsey, Paul A. Hooper and John H. Kispert, will expire at the 2019 annual meeting of stockholders.

Proposal Two – Advisory Vote on Named Executive Officer Compensation. The compensation of Gigamon’s named executive officers was approved on a non-binding advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,708,603	4,329,834	1,617,000	5,344,314

Proposal Three – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as Gigamon’s independent registered public accounting firm for its fiscal year ending December 30, 2017 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,931,585	55,842	12,323	0

Proposal Four – Approval of Executive Incentive Plan. The Executive Incentive Plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,150,839	10,968,048	1,062,964	5,344,314

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGAMON INC.

By:	/s/ Paul B. Shinn
Paul B. Shinn
Chief Legal Officer and Senior Vice President of Corporate Development

Date: June 30, 2017